                                                                Exhibit 10(a)(2)

                    AMENDMENT NO. 1 AND ACCEPTANCE AGREEMENT
                                       TO
                                CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 AND ACCEPTANCE AGREEMENT, dated as of December 20, 2002 (this "Amendment"), is by and among EDO CORPORATION, a New York corporation ("EDO"), AIL SYSTEMS INC., a Delaware corporation ("AIL"), jointly and severally, (EDO and AIL, each a "Company" and collectively the "Companies"), CITIBANK, N.A. ("Citibank"), FLEET NATIONAL BANK ("Fleet"), WACHOVIA BANK, N.A. ("Wachovia"), SOCIETE GENERALE ("SocGen"), NATIONAL CITY BANK ("NatCity"), BANK LEUMI USA ("Bank Leumi" and, together with Citibank, Fleet, Wachovia, SocGen and NatCity, the "Current Lenders"), MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T"), KEYBANK, NATIONAL ASSOCIATION ("Keybank"), PNC BANK, N.A. ("PNC"), CITIZENS BANK OF PENNSYLVANIA ("Citizens" and, together with M&T, Keybank and PNC, the "New Lenders") (the Current Lenders and the New Lenders are collectively referred to herein as the "Lenders") and Citibank, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS:

      A. The Companies, the Current Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of November 8, 2002 (as it may be amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement").

      B. Each New Lender wishes to become a party to, and make Loans to the Companies under, the Credit Agreement as a Lender and the Companies and the Current Lenders have consented to each New Lender becoming a Lender.

      C. The Companies, the Current Lenders and the Administrative Agent wish to amend the Loan Agreement to permit an increase to the Maximum Amount, to add the New Lenders as Lender parties to the Credit Agreement and to otherwise amend the Credit Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are hereby acknowledged, the Companies, the Lenders and the Administrative Agent agree as follows:

      Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Credit Agreement.

      Section 2. Amendments of Credit Agreement.

            (a) A new definition for "Amendment No. 1 and Acceptance Agreement" shall be added to Section 1.01 of the Credit Agreement in its correct alphabetical order to read in its entirety as follows:

                  "Amendment No. 1 and Acceptance Agreement" shall mean that certain Amendment No. 1 and Acceptance Agreement to this Agreement dated as of December 20, 2002 among the parties thereto.

            (b) The definition of the term "Lending Office" contained in Section
1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Lending Office" shall mean for each Lender, the office
            specified under such Lender's name on the signature pages to Amendment No.1 and Acceptance Agreement with respect to each Type of Loan, or such other office as such Lender may designate in writing from time to time to the Companies and the Administrative Agent with respect to such Type of Loan.

            (c) The definition of "Letter of Credit Commitment" contained in
Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Letter of Credit Commitment" shall mean, with respect to each
            Lender, the obligation of such Lender to acquire participations in Letters of Credit in an aggregate amount not to exceed the amount set forth opposite such Lender's name on the signature pages to Amendment No. 1 and Acceptance Agreement under the caption "Letter of Credit Commitment" as such amounts may be adjusted in accordance with the terms of this Agreement.

            (d) The definition of "Maximum Lender Commitment" contained in
Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Maximum Lender Commitment" shall mean with respect to each
            Lender the amount set forth opposite such Lender's name on the signature pages to Amendment No. 1 and Acceptance Agreement.

            (e) The definition of "Required Lenders" contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Required Lenders" shall mean Lenders owed at least 51% of the sum of the Aggregate Outstandings or, if no Revolving a Credit Loans are outstanding, Lenders having at least 51% of the Total Commitments.

            (f) The definition of "Revolving Credit Commitment" contained in
Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Revolving Credit Commitment" shall mean, with respect to each
            Lender, the obligation of such Lender to make Revolving Credit Loans to the Companies in an aggregate amount not to exceed the amount set forth opposite such Lender's name on the signature pages to Amendment No. 1 and Acceptance Agreement under the caption "Revolving Credit Commitment," as such amounts may be adjusted in accordance with the terms of this Agreement.

            (g) Section 2.03 of the Credit Agreement is hereby amended to replace the words "Borrower" and "Company" in each place where they occur, with the words "the Companies".

            (h) Section 3.04(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (b) The Companies shall pay to the Issuing Lender for the
            account of, and pro rata distribution to, the Lenders a commission with respect to the Lenders' participation in Letters of Credit equal to the Applicable Margin on the average daily amount of the LC Exposure during the period from and including the Closing Date but excluding the later of the date on which such Lenders' Letter of Credit Commitment terminates and the date on which such Lender ceases to have any LC Exposure. Following such payment to the Issuing Lender, the Issuing Lender shall promptly remit the commissions (less its proportionate share) to the Administrative Agent for the pro rata distribution to the Lenders, other than the Issuing Lender. Such commissions shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing December 31, 2002; provided that all such fees shall be payable on the date on which the Total Letter of Credit Commitment terminates and any such fees accruing after the date on which the Total Letter of Credit Commitment terminates shall be payable on demand. All commissions and fees shall be computed on the basis of a year of three hundred sixty (360) days and shall be payable for the actual number of days elapsed. In addition, the Companies shall pay to the Issuing Lender, upon its demand and for its account, the Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.

            (i) Section 6.03(a) of the Credit Agreement is hereby amended to add the word "nationally" immediately preceding the words "recognized standing" in the fifth line thereof.

            (j) Section 6.10 of the Credit Agreement is hereby amended to add the words "individually or in the aggregate" immediately after "$250,000" in the sixth line thereof.

            (k) Section 10.01(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (c) if to any Lender, to its address set forth in the
            signature page to Amendment No. 1 and Acceptance Agreement and to the person so designated;

      Section 3. Addition of New Lenders; Reallocation of Commitments; Prepayment of Loans.

            (a) On the Effective Date (as hereinafter defined), each New Lender
(i) shall be deemed for all purposes a Lender under the Credit Agreement and the other Loan Documents and shall be entitled to all of the rights and benefits, and shall have all the obligations, of a Lender thereunder, and (ii) agrees to be bound as a Lender by the terms and conditions of the Credit Agreement and the other Loan Documents and agrees to make Loans to the Companies in accordance with the terms of the Credit Agreement.

            (b) On the Effective Date, (i) the total amount of each Lender's Revolving Credit Commitment pursuant to the Credit Agreement shall be the amount set forth opposite such Lender's name on its signature page to this Amendment under the caption "Revolving Credit Commitment", (ii) the total amount of each Lender's Letter of Credit Commitment pursuant to the Credit Agreement shall be the amount set forth opposite such Lender's name on its signature page to this Amendment under the caption "Letter of Credit Commitment" and (iii) the total amount of each Lender's Maximum Lender Commitment pursuant to the Credit Agreement shall be the amount set forth opposite such Lender's name on its signature page to this Amendment under the caption "Maximum Lender Commitment".

            (c) On the Effective Date, all Loans of each Lender to the Companies shall be evidenced by a Revolving Credit Note of the Companies substantially in the form of Exhibit A to the Credit Agreement (the "Note").

            (d) Each Lender's address for all notices, requests, consents, demands or other communications provided for in the Credit Agreement shall be as set forth on the signature pages to this Amendment.

            (e) The Companies, the Administrative Agent and each of the Current Lenders hereby consents to the addition of each New Lender as a Lender under the Credit Agreement with a Revolving Credit Commitment and Letter of Credit Commitment as set forth on the signature pages to this Amendment.

            (f) On the Effective Date, the Companies shall (i) prepay the outstanding Revolving Credit Loans (if any) in full, (ii) simultaneously borrow new Revolving Credit Loans hereunder in an amount equal to such prepayment, so that, after giving effect thereto, the Revolving Credit Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (after giving effect to this Amendment) and (iii) pay to the Lenders the amounts, if any, payable under Section 3.08 of the Credit Agreement.

      Section 4. Further Agreements of each New Lender. Each New Lender hereby confirms to and agrees with the Companies, the Administrative Agent and the Current Lenders as follows:

            (a) The Administrative Agent and the Current Lenders have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of the Credit Agreement, the other Loan Documents, or any other instrument or document furnished pursuant to the Credit Agreement.

            (b) The Administrative Agent and the Current Lenders have made no representation or warranty and shall have no responsibility with respect to the financial condition of the Companies and their respective Subsidiaries or any other Person primarily or secondarily liable in respect of any of their Obligations under the Credit Agreement or any of the other Loan Documents, or the performance or observance by the Companies and their respective Subsidiaries or any other Person primarily or secondarily liable in respect of their Obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

            (c) Each New Lender confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to in the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the documents, instruments and agreements executed pursuant hereto or in connection herewith.

            (d) Each New Lender will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

            (e) Each New Lender appoints and authorizes the Administrative Agent to take such action as its agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

            (f) Each New Lender agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

            (g) Each New Lender represents and warrants that it is legally authorized to enter into this Amendment and the documents, instruments and agreements executed pursuant hereto or in connection herewith.

      Section 5. Conforming Amendments. The Credit Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment, and each Lender is authorized to annex a copy of this Amendment to its respective Note. Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

      Section 6. Acknowledgments, Confirmations and Consent. The Companies acknowledge and confirm that the Liens granted pursuant to each of the Security Documents to which it is a party secure the indebtedness, liabilities and obligations of the Companies to the Lenders and the Administrative Agent under the Notes and under the Credit Agreement as amended by this Amendment, whether or not so stated in each of such Security Documents, and that the term "Obligations" as used in the Credit Agreement (or any other terms used in the Credit Agreement to describe or refer to the indebtedness liabilities and obligations of the Companies to the Lenders and the Administrative Agent) includes all other indebtedness, liabilities and obligations of the Companies under the Credit Agreement as amended by this Amendment and under the Notes. The Companies acknowledge that after giving effect to this Amendment, the Maximum Amount under the Credit Agreement shall be $200,000,000 and agrees that no further Increases shall be permitted under Section 2.03(a) of the Credit Agreement.

      Section 7. Representations and Warranties. The Companies hereby, jointly and severally, represent and warrant to the Lenders and the Administrative Agent as follows:

            (a) After giving effect to this Amendment (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from this proposed Amendment.

            (b) Each Company has the power to execute, deliver and perform this Amendment and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment. No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment by the Companies, other than registration, consents and approvals received prior to the date hereof and disclosed to the Lenders and which are in full force and effect.

            (c) The execution, delivery and performance by each Company of this Amendment and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment, and the execution and delivery by each of the Guarantors of the Consent to this Amendment, (i) have been duly authorized by all requisite corporate action, (ii) will not violate (A) any provision of law applicable to any Company or any Guarantor, any rule or regulation of any Governmental Authority applicable to any Company or any Guarantor or (B) the certificate of incorporation, by-laws, or other organizational documents, as applicable of any Company or of any Guarantor or
(C) any order of any court or other Governmental Authority binding on any Company or any Guarantor or any indenture, agreement or other instrument to which any Company or any Guarantor is a party, or by which any Company or any Guarantor or any of their respective properties are bound, and (iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien, of any nature whatsoever upon any of the property or assets of any Company or any Guarantor other than as contemplated by the Credit Agreement, except for any such violation, conflict, breach or default or Lien provided in clauses (ii)(A),
(ii)(B) or (ii)(C) which could not, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Companies or the Guarantors are a party has been duly executed and delivered by the Companies and each Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of such Company and such Guarantor enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

      Section 8. Effectiveness of Amendment. This Amendment shall become effective (the "Effective Date") upon the later to occur of:

            (i) receipt by the Administrative Agent, for the account of each Lender, of a Note in the face amount equal to such Lender's Revolving Credit Commitment duly executed by the Companies;

            (ii) receipt by the Administrative Agent of this Amendment, duly executed by the Companies, each of the Lenders, the Administrative Agent and consented to by each Guarantor; and

            (iii) receipt by the Administrative Agent of an origination fee in the amount of $200,000 payable by the Companies to the Administrative Agent for distribution to each of the New Lenders of the portion of such fee as agreed in writing between the Administrative Agent and each New Lender.

      Section 9. Miscellaneous.

            (a) Except as specifically amended by this Amendment, the Credit Agreement and each of the other agreements, instruments an documents executed in connection with the Credit Agreement shall remain in full force and effect in accordance with their respective terms.

            (b) THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

            (c) The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

            (d) This Amendment may be signed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

            (e) This Amendment shall be binding upon and inure to the benefit of each of the Companies and each Guarantor and their respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of each of the Companies under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders, and any purported assignment or delegation without such consent shall be void.

            (f) The Companies agree to pay the Administrative Agent upon demand all expenses, including reasonable fees and expenses of attorneys for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any agreements, instruments and documents executed or furnished in connection with this Amendment.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

            IN WITNESS WHEREOF, the Companies, the Lenders and the Administrative Agent have signed and delivered this Amendment as of the date first written above.

                               EDO CORPORATION

                               By: /s/ DARRELL L. REED
                                 ------------------------
                                  Name: Darrell L. Reed
                                 Title: CFO

                               AIL SYSTEMS INC.

                               By: /s/ Darrell L. Reed
                                  ------------------------
                                  Name: Darrell L. Reed
                                  Title: CFO

                               CITIBANK, N.A., AS ADMINISTRATIVE AGENT

                               By: /s/ Jason Quinn
                                  --------------------------------------
                                  Name: Jason Quinn
                                  Title: Vice President

Revolving Credit                            CITIBANK, N.A.
   Commitment:        $25,000,000

Letter of Credit                            By: /s/ JASON QUINN
                                               ---------------------
    Commitment:       $25,000,000           Name: Jason Quinn
                                            Title: Vice President
Maximum Lender
    Commitment:       $40,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            730 Veterans Memorial Highway
                                            Hauppauge, New York 11788

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            730 Veterans Memorial Highway
                                            Hauppauge, New York 11788

                                            Address for Notices:

                                            730 Veterans Memorial Highway
                                            Hauppauge, New York 11788

                                            Attention: Mr. Jason A. Quinn, Vice President

                                            Telecopy: (631) 265-4888

Revolving Credit                            FLEET NATIONAL BANK
   Commitment:        $18,750,000

Letter of Credit                            By: /s/ THEODORE JANECZKO
    Commitment:       $18,750,000              -------------------------
                                            Name:  Theodore Janeczko
                                            Title: Vice President
Maximum Lender
    Commitment:       $30,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            300 Broad Hollow Road
                                            Melville, New York 11747

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            300 Broad Hollow Road
                                            Melville, New York 11747

                                            Address for Notices:

                                            300 Broad Hollow Road
                                            Melville, New York 11747

                                            Attention:  Christopher Mendelsohn
                                                        Account Officer - EDO Corporation

                                            Telecopy: (631) 547-7701

Revolving Credit                            WACHOVIA BANK, N.A.
   Commitment:        $15,625,000

Letter of Credit                            By: /s/ SCOTT SANTA CRUZ
    Commitment:       $15,625,000              ------------------------
                                            Name:  Scott Santa Cruz
                                            Title: Director
Maximum Lender
    Commitment:       $25,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            301 South College Street
                                            Charlotte, NC 28288

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            301 South College Street
                                            Charlotte, NC 28288

                                            Address for Notices:

                                            301 South College Street
                                            Charlotte, NC 28288

                                            Attention: Account Officer - EDO Corporation

                                            Telecopy: (704) 374-4793

Revolving Credit                            SOCIETE GENERALE
   Commitment:        $12,500,000

Letter of Credit                            By: /s/ JOSE A. MORENO
    Commitment:       $12,500,000              ----------------------
                                            Name:  Jose A. Moreno
                                            Title: Managing Director
Maximum Lender
    Commitment:       $20,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            2001 Ross Ave.
                                            Dallas, Texas 75201

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            2001 Ross Ave.
                                            Dallas, Texas 75201

                                            Address for Notices:

                                            181 West Madison Street
                                            Chicago, IL 60602

                                            Attention: Account Officer - EDO Corporation

                                            Telecopy: (312) 578-5099

                                            with a copy to:

                                            2001 Ross Ave.
                                            Dallas, Texas 75201
                                            Attention: Account Officer - EDO Corporation
                                            Telecopy: (214) 979-1104

Revolving Credit                            NATIONAL CITY BANK
   Commitment:        $9,375,000

Letter of Credit                            By: /s/ TARA M. HANDFORTH
    Commitment:       $9,375,000               -------------------------
                                            Name:  Tara M. Handforth
                                            Title: Vice President
Maximum Lender
    Commitment:       $15,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            One South Broad, 13th Floor
                                            Philadelphia, PA 19107

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            One South Broad, 13th Floor
                                            Philadelphia, PA 19107

                                            Address for Notices:

                                            One South Broad, 13th Floor
                                            Philadelphia, PA 19107

                                            Attention: Account Officer - EDO Corporation

                                            Telecopy: (267) 256-4001

Revolving Credit                     BANK LEUMI USA
   Commitment:      $6,250,000

Letter of Credit                     By: /s/ PAUL TINE     /s/ GLENN D. KREUTZER
    Commitment:     $6,250,000          -----------------      -----------------
                                     Name:  Paul Tine          Glenn D. Kreutzer
                                     Title: Vice President     Banking Officer
Maximum Lender
    Commitment:     $10,000,000

                                     Lending Office for Prime
                                       Rate Loans:

                                       562 Fifth Avenue
                                            New York, New York 10036

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            562 Fifth Avenue
                                            New York, New York 10036

                                            Address for Notices:

                                            562 Fifth Avenue
                                            New York, New York 10036

                                            Attention: Account Officer - EDO Corporation

                                            Telecopy: (212) 626-1311

Revolving Credit                            KEYBANK, NATIONAL ASSOCIATION
   Commitment:        $12,500,000

Letter of Credit                            By: /s/ JOSEPH F. MARKEY
    Commitment:       $12,500,000              ------------------------
                                            Name:  Joseph F. Markey
                                            Title: Senior Vice President
Maximum Lender
    Commitment:       $20,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            4910 Tiederman Road, 4th Floor
                                            Brooklyn, OH 44144

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            4910 Tiederman Road, 4th Floor
                                            Brooklyn, OH 44144

                                            Address for Notices:

                                            4910 Tiederman Road, 4th Floor
                                            Brooklyn, OH 44144

                                            Attention: Specialty Group - EDO Corporation

                                            Telecopy: (216) 813-7393

Revolving Credit                            PNC BANK, N.A.
   Commitment:        $9,375,000

Letter of Credit                            By: /s/ George W.D. Barrow
    Commitment:       $9,375,000               --------------------------
                                            Name:  George W.D. Barrow
                                            Title: Vice President
Maximum Lender
    Commitment:       $15,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            One PNC Plaza - 249 Fifth Avenue
                                            Pittsburgh, Pennsylvania 15222

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            One PNC Plaza - 249 Fifth Avenue
                                            Pittsburgh, Pennsylvania 15222

                                            Address for Notices:

                                            One Garret Mountain Plaza
                                            West Paterson, New Jersey 07424

                                            Attention: Mr. Anthony Carpenelli
                                                       Account Officer - EDO Corporation

                                            Telecopy: (973) 881-5288

Revolving Credit                            CITIZENS BANK OF PENNSYLVANIA
   Commitment:        $9,375,000

Letter of Credit                            By: /s/ CRISSOLA KENNEDY
                                               -------------------------
    Commitment:       $9,375,000            Name: Crissola Kennedy
                                            Title: Vice President
Maximum Lender
    Commitment:       $15,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            One Citizens Drive
                                            Riverside, Rhode Island 02915

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            One Citizens Drive
                                            Riverside, Rhode Island 02915

                                            Address for Notices:

                                            One Citizens Drive
                                            Riverside, Rhode Island 02915

                                            Attention: Account Officer - EDO Corporation

                                            Telecopy: (401) 734-5385

Revolving Credit                            MANUFACTURERS AND TRADERS TRUST
   Commitment:        $6,250,000            COMPANY

Letter of Credit                            By: /s/ ROBERT T. STRATFORD, JR.
    Commitment:       $6,250,000               ------------------------------
                                            Name:  Robert T. Stratford, Jr.
                                            Title: Vice President
Maximum Lender
    Commitment:       $10,000,000

                                            Lending Office for Prime
                                            Rate Loans:

                                            401 Broad Hollow Road
                                            Melville, New York 11747

                                            Lending Office for Adjusted
                                            Libor Loans:

                                            401 Broad Hollow Road
                                            Melville, New York 11747

                                            Address for Notices:

                                            401 Broad Hollow Road
                                            Melville, New York 11747

                                            Attention:   Robert T. Stratford, Jr.
                                                         Re: EDO Corporation

                                            Telecopy: 631) 501-9851


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
                                     CONSENT

            Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of November 8, 2002 hereby consents to and acknowledges the terms of the Amendment contained herein and confirms that its Guaranty is in full force and effect and reaffirms its continuing liability under its Guaranty in respect of the Credit Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

                                            AIL TECHNOLOGIES INC.

                                            AMERICAN NUCLEONICS CORPORATION

                                            DYNAMIC SYSTEMS, INC.

                                            EDO WESTERN CORPORATION

                                            EDO SPORTS INC.

                                            ASTRO OPTICS LABORATORY, INC.

                                            EDO INTERNATIONAL CORPORATION

                                            EDO ENERGY CORPORATION

                                            EDO AUTOMOTIVE NATURAL GAS INC.

                                            SPECIALTY PLASTICS, INC.

                                            EDO ACQUISITION II, INC.

                                            EDO RECONNAISSANCE AND SURVEILLANCE
                                            SYSTEMS, INC.

                                            M. TECHNOLOGIES, INC.

                                            EDO FOREIGN SALES CORPORATION

                                            By: /s/ DARRELL L. REED
                                               -------------------------
                                            Name:  Darrell L. Reed
                                            Title: Vice President & CFO

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